BMT Investment Funds
(the “Trust”)

BMT Multi-Cap Fund
(the “Fund”)

Supplement dated March 29, 2019 to the

Prospectus and Statement of Additional Information (“SAI”) for the Fund
dated September 28, 2018, as amended

Effective April 8, 2019, the address of the Trust and BMT Investment Advisers, the investment adviser to the Fund, will change to 1436 Lancaster Avenue, Berwyn, Pennsylvania, 19312. Accordingly, effective April 8, 2019, all references in the Prospectus and SAI to 10 South Bryn Mawr Avenue, Bryn Mawr, Pennsylvania, 19010 are changed to the new address.

This supplement should be retained with your Prospectus and SAI for future reference.